UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-17171                      75-2212772
    --------                         -------                      ----------
 (State or other                (Commission File              (I.R.S. Employer
 jurisdiction of                     Number)                 Identification No.)
  incorporation)


650 South Edmonds, Suite 108, Lewisville, TX                         75067
 (Address of principal executive offices)                           Zip Code


                                 (972) 219-3330
                                 ---------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

     On May 17, 2006 the Registrant issued a press release announcing that the United States Nuclear Regulatory Commission affirmed the previous determination of the Atomic Safety and Licensing Board ("ASLB") that radiation levels from operations at the Company's Crownpoint Uranium Project in New Mexico would be a small fraction of the regulatory limits and will not be inimical to public health and safety. The NRC decision affirmed the ASLB's rejection of challenges by intervenors that concludes that air emissions do not provide a basis for invalidating or amending HRI's license to perform ISL uranium mining at the Crownpoint Project.

     A copy of the press release dated May 17, 2006 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated May 17, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      URANIUM RESOURCES, INC.


Date: May 17, 2006                    /s/ Thomas H. Ehrlich
                                      ------------------------------------------
                                      Thomas H. Ehrlich
                                      Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Press Release dated May 17, 2006